UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2012

WEBMEDIABRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26393	06-1542480
(Commission File Number)	(IRS Employer ID Number)

50 Washington Street, Suite 912, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (203) 662-2800

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On August 16, 2012, WebMediaBrands Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation to reduce the number of shares of common stock the Company is authorized to issue and to effect a one-for-seven reverse stock split of the Company’s issued common stock. Effective as of 5:00 p.m. Eastern time on August 16, 2012, the number of shares of common stock, par value $0.01 per share, the Company is authorized to issue decreased from 75,000,000 shares to 18,750,000 shares.

As a result of the reverse stock split, each seven shares of common stock issued and outstanding as of 5:00 p.m. on August 16, 2012, were combined and converted into one share of common stock, par value $0.01 per share. Any stockholder who would otherwise be entitled to receive a fractional share as a result of the reverse stock split will be entitled to receive a cash payment in lieu of such fractional share. Each stockholder’s percentage ownership in the Company and proportional voting power remains unchanged after the reverse stock split, except for minor changes and adjustments resulting from the treatment of fractional shares.

Immediately prior to the effectiveness of the reverse stock split, 42,902,316 shares of common stock were issued and outstanding. Immediately after the reverse stock split, 6,128,879 shares of common stock were issued and outstanding. Trading of WebMediaBrands’s common stock on The Nasdaq Capital Market began on a split-adjusted basis at the open of trading on August 17, 2012.  The new CUSIP number for the Company’s common stock is 94770W209, and the ticker symbol remains “WEBM.”

The summary above of the Certificate of Amendment is qualified in its entirety by reference to the full Certificate of Amendment, as filed with the Secretary of State of Delaware on August 16, 2012, a copy of which is attached hereto as Exhibit 3.1.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided in Item 3.03 above is incorporated herein by reference.

Item 8.01. Other Events

On August 15, 2012, WebMediaBrands Inc. issued a press release announcing the reverse stock split. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of Delaware on August 16, 2012.

99.1	Press Release dated August 15, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMEDIABRANDS INC.

Date: August 20, 2012
/s/ Donald J. O’Neill
Donald J. O’Neill
Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
3.1.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of Delaware on August 16, 2012.

99.1	Press Release dated August 15, 2012.

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